                                                                    EXHIBIT 10.4

                            SYMPHONIX DEVICES, INC.

                      RESTATED INVESTORS RIGHTS AGREEMENT

     This Restated Investors Rights Agreement (the "Agreement") is effective as of June 11, 1997, by and among Symphonix Devices, Inc., a California corporation (the "Company") and certain holders of the Company's securities listed on Exhibit A attached hereto (the "Holders").

     The Investors Rights Agreement originally executed on July 27, 1994 and subsequently amended is hereby restated in its entirety to read as follows:

1.   Certain Definitions.  As used in this Agreement, the following terms shall
     -------------------
have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Holder" shall mean any holder of outstanding Securities.
      ------

     "Initiating Holders" shall mean any Holder or Holders of not less than
      ------------------
fifty percent (50%) of the then outstanding Registrable Securities.

     "Major Holder" shall mean a Holder of at least one hundred thousand
      ------------
(100,000) shares of Preferred Stock (or shares of Common Stock issuable upon conversion thereof).

     "Restricted Securities" shall mean the securities of the Company required
      ---------------------
to bear the legend set forth in Section 2.2 hereof.

     "Registrable Securities" means (i) shares of Common Stock issued or
      ----------------------
issuable pursuant to the conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, (ii) shares of Common Stock issued or issuable pursuant to the conversion of the Series A Preferred Stock and Series B Preferred Stock issued or issuable upon exercise of Warrants issued to Lighthouse Capital Partners (or any entity affiliated therewith) in connection with equipment financings, and (iii) shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a holder (y) pursuant to a registration statement under this Agreement or (z) in a transaction in which his rights under this

Agreement are not transferred, including a transaction pursuant to a registration statement under this Agreement.

     The number of shares of "Registrable Securities then outstanding" shall be
                              ---------------------------------------
determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

     "Registration Expenses" shall mean all expenses incurred by the Company in
      ---------------------
complying with Sections 3.1 and 3.2 hereof and all expenses incurred in complying with Section 3.9 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and Selling Expenses.

     "Securities" shall mean the warrants issued to Lighthouse Capital Partners
      ----------
and the securities issuable upon exercise thereof, and the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Common Stock issued or issuable upon the conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in affect at the time.

     "Selling Expenses" shall mean all underwriting discounts and selling
      ----------------
commissions applicable to the sale of Registrable Securities.

 2.  Transferability.
     ---------------

     2.1  Restrictions on Transferability.  The Securities shall not be
          -------------------------------
transferable except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act, or, in the case of Section 3.8 hereof, to assist in an orderly distribution. Each Holder will cause any proposed transferee of the Securities held by such Holder to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Agreement.

     2.2  Restrictive Legend.  Each certificate representing (i) the Securities
          ------------------
or (ii) any securities issued in respect of the Securities shall (unless otherwise permitted by the provisions of

Section 2.3 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT UNDER AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN EXEMPTION THEREFROM OR IN CONTRAVENTION OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

     2.3  Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in the following cases, with respect to which the requirements set forth in the balance of this sentence need not be complied with; transactions in compliance with Rule 144 or Rule 144A so long as the Company is furnished with evidence of compliance with such Rule; transactions involving the distribution of Restricted Securities by any holder thereof which is a general or limited partnership to any of its partners, or retired partners, or to the estate of any of its partners or retired partners; transactions involving the transfer of Restricted Securities to a parent, subsidiary or affiliate of the transferring holder; transactions involving the transfer of Restricted Securities by any holder who is an individual to his family members or to a trust for the benefit of such shareholder or his family members; or transfers not involving a change in beneficial ownership) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) such other showing that may be reasonably satisfactory to legal counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act. All Restricted Securities transferred as above that continue to bear the restrictive legend set forth in Section 2.2 shall continue to be subject to the provisions of this Section 2.3 in the same manner as before such transfer.

3.   Registration Rights.
     -------------------

     3.1  Requested Registration.  Prior to such time as the Company has
          ----------------------
effected two (2) registrations pursuant to this Section 3.1 and such registrations have been declared or ordered effective, if the Company shall receive from Initiating Holders a written request that the Company effect any registration (other than a registration on Form S-3 or any related form of registration statement) with respect to Registrable Securities having an anticipated aggregate offering price to the public of at least one million dollars ($1,000,000), the Company will:

          (a) promptly give written notice of the proposed registration to all other Holders; and

          (b) as soon as practicable but in any event within one hundred twenty
(120) days, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3.1:

              (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or com pliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

              (ii) Prior to the earlier of two (2) years after the date of this Agreement or three (3) months following closing of the first underwritten public offering of common stock of the Company for its own account pursuant to a registration statement filed under to the Securities Act; or

              (iii) If at the time of the request to register Registrable Securities the Company in good faith gives notice within thirty (30) days of such request that it is engaged or has fixed plans to engage within sixty (60) days of the time of the request in an initial firmly underwritten registered public offering; provided, however, that such notice may not be given more than once in any six (6) month period.

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     Subject to the foregoing clauses (i) through (iii) and to Section 3.1(d), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders.

          (c)  Underwriting.  If the Initiating Holders intend to distribute the
               ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 3.1 and the Company shall include such information in the written notice referred to in Section 3.1(a). The right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders and such Holder) to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders with the approval of the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 3.1, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten and so advises the Initiating Holders in writing, then the Initiating Holders shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting) and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation; and, provided further that in the event that the withdrawal of a Holder, and the subsequent inclusion of additional Registrable Securities by other Holders, results in an anticipated aggregate offering price to the public of less than one million dollars ($1,000,000), the Company shall no longer be required to effect such registration pursuant to this Section 3.1.

     If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (d)  Delay of Registration. If the Company shall furnish to the
               ---------------------
Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period not in excess of ninety (90) days, such right to delay a request to be exercised by the Company not more than once in any one-year period.

     3.2  Company Registration.
          --------------------

          (a) If at any time or from time to time, the Company shall determine to register any of its Common Stock, for its own account or for the account of others (other than the Holders), other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders.

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.2(a)(i). In such event the right of any Holder to registration pursuant to Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities and shares of Common Stock to be included in the registration and underwriting to (i) in the case of the first underwritten public offering of the securities of the Company, any amount that the underwriter may determine, or (ii) in the case of any registration subsequent to the first underwritten public offering of the securities of the Company, to not less than thirty percent (30%) of the total securities covered by the registration. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting), and the number of shares of

Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by the Holders at the time of filing the registration statement.

     No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

     3.3  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration pursuant to Section 3.1 or Section 3.2 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder and all Registration Expenses incurred in connection with any registration pursuant to Section 3.9 hereunder, shall be borne by the Holders of the Registrable Securities so registered pro-rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 3.1, the request of which has been subsequently withdrawn by the Initiating Holders (unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or unless the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 3.1 in which event such right shall be forfeited by all Holders), in which case such expenses shall be borne by the holders of Registrable Securities requesting such registration in proportion to the number of shares for which registration was requested.

     3.4  Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Keep such registration, qualification or compliance effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

          (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

     3.5  Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and partners and each person controlling such Holder within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such Holders, such directors, officers, persons, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in con formity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section 3.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 3.5 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (e) The obligations of the Company and Holders under this Section 3.5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 3, and otherwise.

     3.6  Information by Holder.  Each Holder including securities of the
          ---------------------
Company in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

     3.7  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) Use its best efforts to facilitate the sale of the Restricted Securities to the public, without registration under the Securities Act, pursuant to Rule 144 under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Exchange Act at anytime prior to the Company's being otherwise required to file such reports.

          (b) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after ninety (90) days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (c) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, (at any time after it has become subject to such reporting requirements);

          (d) So long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     3.8  "Market Stand-off" Agreement.  Each Holder agrees not to sell or
          ----------------------------
otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it for a period not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act if so requested by the Company and the underwriter of Common Stock (or other securities) of the Company, provided that:

          (a) such agreement shall apply only to the first underwritten registered public offering of the Company; and

          (b) all officers and directors of the Company enter into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

     3.9  Form S-3.  The Company shall use its best efforts to qualify for
          --------
registration on Form S-3 and to that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act within twelve (12) months following the effective date of the first registration of any securities of the Company on Form S-1. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 3, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 thereafter under this Section 3.9 (such requests shall be in a writing signed by Holders holding not less than twenty percent (20%) of the then outstanding Registrable Securities and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders), provided that the Company shall not be required to effect a registration pursuant to this Section 3.9 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities which they reasonably anticipate will have an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least five hundred thousand dollars ($500,000), provided further that the Company shall not be required to effect a registration pursuant to this Section
3.9 if at the time of the request for a registration on Form S-3 the Company in good faith gives notice within thirty (30) days of such request that it is engaged or has fixed plans to engage within sixty (60) days of the time of the request in a firmly underwritten registered public offering (but such notice may not be given more than once in any six (6) month period), and provided further that the Company shall not be required to effect more than one registration pursuant to this Section 3.9 in any twelve (12) month period.

     The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 3.9 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3, as the case may be, to the extent requested by the Holder or Holders thereof for purposes of disposition.

     3.10 Transfer of Registration Rights.  Except as otherwise provided
          -------------------------------
herein, the rights contained in this Section 3 may be assigned or otherwise conveyed to a transferee, affiliate or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 3, provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, (ii) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if he were an original purchaser hereunder and (iii) such transferee or assignee (A) is a parent, wholly owned subsidiary or constituent partner (including limited partners) or affiliate of the transferring Holder, or (B) acquires at least ten thousand (10,000) shares of Registrable Securities (as shares are presently constituted) or (C) acquires all of the Registrable Securities originally held by the transferring Holder and, provided further, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 3.

     3.11 Certain Limitations in Connection with Future Grants of
          -------------------------------------------------------
Registration Rights.  From and after the date of this Agreement, the Company
-------------------
shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any person or persons providing for the granting to such holder of registration rights superior to those granted to Holders pursuant to this
Section 3, or of registration rights which might cause a reduction in the number of shares includable by the Holders in any offering pursuant to
Section 3.1 or in any offering subject to Section 3.2.

     3.12 Delay of Registration. No Holder shall have any right to obtain or
          ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

     3.13 Termination of Registration Rights. All rights and duties provided for
          ----------------------------------
in this Section 3 shall terminate on the date five (5) years from the date of a Qualified IPO (as defined below in Section 4.1(d)).

 4.  Right of First Refusal on Company Issuances.
     -------------------------------------------

     4.1  Right of First Refusal.  The Company hereby grants to each Major
          ----------------------
Holder the right of first refusal to purchase, pro rata, all (or any part) of New Securities (as defined in this Section 4.1) that the Company may, from time to time propose to sell and issue. Such Major Holder's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock then owned or issuable upon conversion of the Preferred Stock of the Company then owned by such Major Holder to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities, assuming full conversion of all outstanding shares of Preferred Stock of the Company and exercise of all outstanding rights, options and warrants to acquire, directly or indirectly, Common Stock of the Company. This right of first refusal shall be subject to the following provisions:

          (a) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that "New Securities" does not include (1) currently outstanding securities; (ii) securities issuable upon conversion or exercise of or with respect to outstanding options, warrants or convertible securities; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation; (iv) shares of the Company's Common Stock (or related options) issued to employees, officers, directors, consultants or advisers of the Company pursuant to any employee stock offering, plan, or arrangement approved by a majority of the outside Board of Directors; (v) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or similar recapitalization by the Company; (vi) securities issued in connection with equipment or debt financing or leases (including securities issued in consideration of guarantees of such financing or leases) which are approved by the Company's Board of Directors; or (vii) securities issued to vendors, customers or coventurers or to other persons in similar commercial or corporate partnering situations with the Company if such issuance is approved by a majority of the outside Board of Directors.

          (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Major Holder written notice of its intention, describing the type of New

Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Major Holder shall have twenty (20) days from the date of mailing of any such notice to agree to purchase its pro rata share of such New Securities, in whole or in part, for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Major Holder shall have a right of overallotment such that if any Major Holder fails to exercise its right hereunder to purchase its full pro rata portion of New Securities, the Company shall so notify the other Major Holders who are purchasing their full pro rata portion, and such fully-exercising Major Holders may purchase that portion of the New Securities not subscribed for on a pro rata basis, within ten
(10) days from the date of such notice.

          (c) In the event that Major Holders fail collectively to exercise in full the right of first refusal within said twenty (20) day period (plus ten
(10) day period, if applicable) the Company shall have sixty (60) days thereafter to sell or enter into an agreement providing for the closing of the sale of the New Securities respecting which the Major Holders' rights were not exercised within thirty (30) days of such agreement at a price and upon general terms no more favorable to the purchasers thereon than specified in the Company's notice. In the event the Company has not sold the New Securities within such sixty (60) day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Major Holders in the manner provided above.

          (d) The right of first refusal granted under this Agreement shall not apply to and shall expire upon the closing of the first firmly underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, covering the offer and sale of Common Stock to the public in which the shares of the Company's Preferred Stock will be converted into shares of the Company's Common Stock pursuant to the provisions of the Company's Articles of Incorporation, as now in effect or hereafter amended (a "Qualified IPO").

          (e) This right of first refusal is assignable only to an affiliate of a Major Holder or in connection with a sale or transfer of Registrable Securities.

5.   Waiver of Right of First Refusal.  The Holders hereby waive their rights of
     --------------------------------
first refusal set forth in Section 4 of the Agreement with regard to the proposed sale and issuance of Series D Preferred Stock and the Common Stock into which such shares are convertible and all prior issuances. This waiver shall be effective upon execution of this Agreement by the Company and the Holders of more than 50% of the Securities.

6.   Information Rights.
     ------------------

     6.1  Financial Information.  The Company will furnish the following
          ---------------------
information to each Major Holder:

          (a) within twenty (20) days after the end of each quarterly accounting period in each fiscal year,

               (i) unaudited statements of income and of cash flow of the Company for such quarterly period and for the period from the beginning of such fiscal year to the end of such quarterly period, and

               (ii) balance sheets of the Company as of the end of such quarterly period, which statements will be prepared in accordance with generally accepted accounting principles, consistently and uniformly applied.

          (b) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations and financial affairs or in conjunction with any annual or interim audit given to the Company by its independent accountants (and not otherwise contained in other materials provided pursuant to this Section);

          (c) not less than thirty (30) days prior to the end of each fiscal year, annual consolidated budgets prepared on a monthly basis for the Company for the succeeding fiscal year, as approved by the Board of Directors (displaying anticipated statements of income and cash flow and balance sheets and containing a brief description by the Chief Executive Officer of the Company's plans for the subsequent year);

          (d) within ninety (90) days after the end of each fiscal year, statements of income and retained earnings and cash flows of the Company for such fiscal year, and a balance sheet of the Company as of the end of such fiscal year, which statements shall be prepared in accordance with generally accepted accounting principles, consistently and uniformly applied, and accompanied by the unqualified opinion of an accounting firm of recognized national standing.

     6.2  Inspection Rights; Management Rights.  The Company shall permit each
          ------------------------------------
Major Holder, its attorney, or its other representative to visit and inspect the Company's properties, to examine the Company's books of account and other records, to make copies or extracts therefrom and to discuss the Company's affairs, finances and accounts with its officers, management employees and independent accountants, all at such reasonable times and as often as such Major Holder may reasonably request.

     6.3  Termination of Covenants.  The covenants provided in Sections 6.1 and
          ------------------------
6.2 shall terminate upon a Qualified IPO.

     6.4  Assignment of Rights to Information. The rights granted pursuant to
          -----------------------------------
Sections 6.1 and 6.2 may not be assigned or otherwise conveyed by any Major Holder or by any subsequent transferee of any such rights without the written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is a competitor of the Company as determined by the Company's Board of Directors; and provided further, that no such written consent shall be required if the transfer is made to a party who is not a competitor of the Company and who is a parent, subsidiary, affiliate, partner or group member of any Major Holder.

     6.5  Confidentiality.  Each Holder agrees that it will keep confidential
          ---------------
and will not disclose or divulge any confidential, proprietary or secret information which such Holder may obtain from the Company, and which the Company has prominently marked "confidential", "proprietary" or "secret" or has otherwise identified as being such, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder, or pursuant to visitation or inspection rights granted hereunder unless such information is or becomes known to the Holder from a source other than the Company or is or becomes publicly known, or unless the Company gives its written consent to the Holder's release of such information, except that no such written consent shall be required (and Holder shall be free to release such information) if such information is to be provided to a Holder's counsel or accountant, or to an officer, director or general or limited partner of a Holder or to employees of, or consultants to, a Holder on a "need to know" basis, provided that the Holder shall inform the recipient of the confidential nature of such information, and shall instruct the recipient to treat the information as confidential.

7.   Miscellaneous.
     -------------

     7.1  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

     7.2  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     7.3  Entire Agreement.  This Agreement between the Holders and the Company
          ----------------
constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof.

     7.4  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be effective five (5) days after deposited by first-class mail, postage prepaid, with the United States mail or delivery by hand or by messenger, if addressed (a) to a Holder, at such Holder's address set forth on the attached Exhibit A, or at such other address as such Holder shall have furnished to the Company in writing, or (b) to any other Holder of Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (c) to the Company, at the address set forth below the Company's name on the signature page to this Agreement or such other address as the Company shall have furnished to each Holder and each such other holder in writing.

     7.5  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any party, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     7.6  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the Holders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     7.7  Severability.  In the case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.8  Amendments.  The provisions of this Agreement may be amended at any
          ----------
time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of not less than a majority of the number of shares of Securities outstanding as of the date of such amendment or waiver. Each Holder acknowledges that by the operation of this Section 7.8 the Holders of a majority of the outstanding Securities may have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

     The foregoing Restated Investors Rights Agreement is hereby executed as of the date first above written.

                                    COMPANY:

                                    SYMPHONIX DEVICES, INC.


                                    /s/ Harry S. Robbins
                                    --------------------
                                    Harry S. Robbins
                                    Chairman, President and CEO

                              HOLDERS:

                              ANDREW P. AMES & DELORES L. AMES,
                              TRUSTEES UNDER DECLARATION OF TRUST
                              DATED JUNE 22, 1988


                              By:    /s/ A.P. Ames
                                     ---------------------------

                              Title: ___________________________



                              /s/ Ronald P. Antipa
                              ---------------------------------
                              Ronald P. Antipa



                              /s/ Anelina Ayala
                              ---------------------------------
                              Angelina Ayala



                              /s/ James Victor Ball
                              ---------------------------------
                              James Victor Ball



                              /s/ Diane Ball
                              ---------------------------------
                              Diane Ball


                              THE FIRST NATIONAL BANK OF CHICAGO AS
                              CUSTODIAN TO THE BRINSON VENTURE
                              CAPITAL FUND III, L.P.


                              By:    __________________________

                              Title: __________________________

                              THE FIRST NATIONAL BANK OF CHICAGO AS
                              CUSTODIAN TO THEBRINSON TRUST
                              COMPANY AS TRUSTEE OF THE BRINSON MAP
                              VENTURE CAPITAL FUND III


                              By:    ___________________________

                              Title: ___________________________


                              CASSIN FAMILY PARTNERS, A CALIFORNIA
                              LIMITED PARTNERSHIP


                              By:    ___________________________

                              Title: ___________________________


                              BRENDAN JOSEPH CASSIN AND ISABEL B.
                              CASSIN, TRUSTEES OF THE CASSIN FAMILY
                              TRUST U/D/T DATED JANUARY 31, 1996


                              By:    /s/ B. J. Cassin
                                     ---------------------------

                              Title: ___________________________


                              ANDREW L. CHASE, TTEE CHASE 1991
                              REVOCABLE TRUST DTD. 4-2-91


                              By:    /s/ Andrew Chase
                                     ---------------------------

                              Title: ___________________________



                              /s/ Warren G. Christianson
                              ----------------------------------
                              Warren G. Christianson

                              /s/ Carol P. Christie
                              ----------------------------------
                              Carol P. Christie


                              CORAL PARTNERS IV, LIMITED
                              PARTNERSHIP

                              By:  Coral Management Partners IV
                              Limited Partnership, Its:  General Partner

                              /s/ Peter H. McNerney
                              ----------------------------------
                              Peter H. McNerney, General Partner



                              LAURENCE CORASH, M.D. AND MICHELE B.
                              CORASH AS JOINT TENANTS

                              /s/ Laurence Corash
                              ----------------------------------
                              Laurence Corash, M.D.

                              /s/ Michele B. Corash
                              ----------------------------------
                              Michele B. Corash



                              /s/ Allen Cross
                              ----------------------------------
                              Allen Cross


                              ANGELO DELLAPORTA, TTEE DELLAPORTA
                              FAMILY TRUST, DTD. 8-16-82


                              By:    /s/ A. Delaporte
                                     ---------------------------

                              Title: ___________________________



                              /s/ Gerald C. Down
                              ----------------------------------
                              Gerald C. Down

                              /s/ Larry G. Gerdes
                              ----------------------------------
                              Larry G. Gerdes

                              G&H PARTNERS


                              By:    /s/ Illigible
                                     ---------------------------

                              Title: ___________________________


                              JOHN EUGENE HEARST AND JEAN
                              BANKSON HEARST, CO-TTEES FBO
                              HEARST REVOCABLE TRUST DTD
                              3/13/89 c/o JOHN E. HEARST


                              By:    /s/ John E. Hearst
                                     ---------------------------

                              Title: ___________________________



                              PETER HERTZMANN, INC.


                              By:    /s/ P. Hertzmann
                                     ---------------------------

                              Title: ___________________________



                              /s/ Walter S. Huff
                              ----------------------------------
                              Walter S. Huff, Jr.



                              /s/ Steve Isaacs
                              ----------------------------------
                              Steve Isaacs



                              /s/ Paul K. Joas
                              ----------------------------------
                              Paul K. Joas

                              JOHNSON & JOHNSON DEVELOPMENT
                              CORPORATION

                              By:    /s/ Illigible
                                     ---------------------------

                              Title: ___________________________



                              /s/ Roy Kirkorian
                              ----------------------------------
                              Roy Kirkorian



                              /s/ Larry Kuhn
                              ----------------------------------
                              Larry Kuhn


                              ANGELINA P. LAWTON IRREVOCABLE TRUST


                              By:    /s/ Angelina P. Lawton
                                     ---------------------------

                              Title: ___________________________


                              DONALD L. LUCAS, SUCCESSOR TTEE
                              PROFIT SHARING TRUST DATED 1-1-87


                              By:    /s/ Donald L. Lucas
                                     ---------------------------

                              Title: ___________________________



                              DONALD L. LUCAS, TTEE, DONALD L. LUCAS &
                              LYGIA S. LUCAS TRUST DTD 12/3/84

                              By:   ____________________________

                              Title: ___________________________



                              /s/ Donald L. Lucas
                              ----------------------------------
                              Donald A. Lucas



                              RICHARD M. LUCAS CANCER FOUNDATION


                              By:    ___________________________

                              Title: ___________________________


                              MAYFIELD VII
                              A CALIFORNIA LIMITED PARTNERSHIP

                              BY MAYFIELD VII MANAGEMENT
                              A CALIFORNIA LIMITED PARTNERSHIP


                              By:    /s/ Illigible
                                     ---------------------------


                              MAYFIELD ASSOCIATES FUND II
                              A CALIFORNIA LIMITED PARTNERSHIP


                              By:    /s/ Illigible
                                     ---------------------------



                              __________________________________
                              Jonathan Osgood

                              ROBERT J. & MARION E. OSTER, TTEE
                              OSTER FAMILY REVOCABLE TRUST, DTD.
                              10-5-76, AS AMENDED


                              By:    ___________________________

                              Title: ___________________________


                              ADRIANA I. RAHN IRREVOCABLE TRUST


                              By:    /s/ Adriana I. Rahn
                                     ---------------------------

                              Title: ___________________________



                              NOEL P. RAHN, JR. IRREVOCABLE TRUST


                              By:    /s/ Noel P. Rahn, Jr.
                                     ---------------------------

                              Title: ___________________________



                              MARK C. RAHN IRREVOCABLE TRUST


                              By:    /s/ Mark C. Rahn
                                     ---------------------------

                              Title: ___________________________



                              /s/ Noel P. Rahn
                              ----------------------------------
                              Noel P. Rahn

                              SAND HILL FINANCIAL COMPANY


                              By:    /s/ Donald L. Lucas
                                     ---------------------------

                              Title: ___________________________



                              ROBERT F. SHAW, TRUSTEE OF THE ROBERT
                              F. SHAW 1990 FAMILY TRUST


                              By:    ___________________________

                              Title: ___________________________


                              SIERRA VENTURES IV, L.P.,
                              A CALIFORNIA LIMITED PARTNERSHIP

                              BY SV ASSOCIATES IV, L.P.,
                              A CALIFORNIA LIMITED PARTNERSHIP,
                              ITS GENERAL PARTNER


                              By:    /s/ Petri Vainio
                                     ---------------------------
                                     Petri Vainio, General Partner


                              SIERRA VENTURES IV INTERNATIONAL,
                              L.P., A DELAWARE LIMITED PARTNERSHIP

                              BY SV ASSOCIATES IV, L.P.,
                              A CALIFORNIA LIMITED PARTNERSHIP,
                              ITS GENERAL PARTNER


                              By:    ___________________________
                                     Petri Vainio, General Partner



                              ARNOLD N. SILVERMAN, TTEE
                              SILVERMAN FAMILY TRUST DTD. 6-2-88

                              By:    /s/ Arnold N. Silverman
                                     ---------------------------

                              Title: ___________________________


                              ST. MARY'S COLLEGE OF CALIFORNIA GAEL
                              GROWTH FUND


                              By:    /s/ Illigible
                                     ---------------------------

                              Title: ___________________________


                              ST. FRANCIS GROWTH FUND


                              By:    /s/ Kevin J. Makley
                                     ---------------------------

                              Title: ___________________________


                              STANFORD UNIVERSITY


                              By:    /s/ Carol Gilmer
                                     ---------------------------

                              Title: ___________________________



                              /s/ Wesley Sterman
                              ----------------------------------
                              Wesley Sterman



                              /s/ Richard . Stubblefield
                              ----------------------------------
                              Richard D. Stubblefield


                              /s/ Gregory V. Vaughn
                              ----------------------------------
                              Gregory V. Vaughn

                              VWCSYM INVESTORS

                              By:    /s/ Paul W. Brown
                                     ---------------------------

                              Title: ___________________________


                              WS INVESTMENT CO. 94B

                              By:    /s/ Illigible
                                     ---------------------------

                              Title: ___________________________



                              /s/ Leonard S. Yaffe
                              ----------------------------------
                              Leonard S. Yaffe



                              /s/ Gwill E. York
                              ----------------------------------
                              Gwill E. York